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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2013
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ALLIANCE HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)
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DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Bayview Circle, Suite 400
Newport Beach, CA 92660
(Address of principal executive offices, including zip code)
(949) 242-5300
(Registrant's telephone number, including area code)
Not Applicable
(Former address of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07: Submission of Matters to a Vote of Security Holders.
On May 28, 2013, we held our Annual Meeting of Stockholders, at which the stockholders voted on the following proposal:
Proposal 1. Election of directors, each to serve until the 2016 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Scott A. Bartos	7,234,914	38,022	—
Aaron A. Bendikson	6,683,011	589,925	—
Edward L. Samek	7,195,849	77,087	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2013		/s/ Howard K. Aihara
	Name:	Howard K. Aihara
	Title:	Executive Vice President, Chief Financial Officer